Note Payable - JSJ Investments Inc. (Details) - Convertible Promissory Note [Member]	May 08, 2017 USD ($)
Note Payable - JSJ Investments Inc. (Textual)
Principal amount	$ 100,000
Percentage of interest rate	12.00%
Due date	Feb. 07, 2018
Note payable conversion price, description	Common Stock after 180 days from the Issuance Date at a conversion price equal to 60% of the lowest trading price of the Common Stock during the twenty day period prior to the conversion.
Conversion price	60.00%
Prepayment, description	The Registrant may prepay the Note in full together with any accrued interest before the Prepayment Date which occurs 180 days after the Issuance Date with a cash redemption premium of 125% (in the case of prepayments within 90 days of the Issuance Date), 135% (in the case of prepayments 91 to 120 days after the Issuance Date) and 140% (in case of prepayments 121 to 180 days after the Issuance Date).